EXHIBIT 10.26.2



                   STOCKHOLDERS AGREEMENT
                   ----------------------




          STOCKHOLDERS AGREEMENT, dated as of September

20, 1996 (the "Agreement"), among AnnTaylor Stores

Corporation, a Delaware corporation (the "Company"),

Cygne Designs, Inc., a Delaware corporation ("Cygne"),

and Cygne Group ( F.E.) Limited, a Hong Kong corporation

and wholly owned subsidiary of Cygne ("CGFE" and,

together with Cygne, "Holder").



          WHEREAS, pursuant to that certain Stock and

Asset Purchase Agreement, dated as of June 7, 1996 (the

"Purchase Agreement"), as amended as of August 27, 1996,

the Company has acquired (the "Acquisition") from Holder

(i) all of the shares of common stock, par value $.01 per

share, of  CAT US, Inc., a Delaware corporation, and all

of the HK $1 ordinary shares of C.A.T. (Far East) Limited,

a Hong Kong corporation, owned by Holder and (ii)

certain of the assets of Cygne's AnnTaylor Woven Division;



          WHEREAS, in consideration for the Acquisition,

the Company has, among other things, issued to Holder

2,348,145 shares of common stock, par value $.0068 per

share (the "Common Stock"), of the Company (the shares of

Common Stock issued to Holder in consideration for the

Acquisition are hereinafter referred to as the

"Acquisition Shares"); and



          WHEREAS, the Company and Holder have determined

that it is in their best interests that certain aspects

of their relationship be regulated according to the terms

and provisions of this Agreement.



          NOW, THEREFORE, in consideration of the mutual

covenants and agreements set forth herein and for good

and valuable consideration, the receipt and sufficiency

of which are hereby acknowledged, the parties agree as

follows:

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Page 2


                       ARTICLE I
                  CERTAIN DEFINITIONS



Section 1.01  Definitions.

          As used in this Agreement, the following terms

shall have the following meanings:



          The term "Acquisition" shall have the meaning
                    -----------
ascribed to it in the second paragraph of the preamble.



          The term "Acquisition Shares" shall have the
                    ------------------
meaning ascribed to it in the third paragraph of the

preamble.



          The term "Affiliate" shall have the meaning
                    ---------
ascribed to it in Rule 12b-2 of the General Rules and

Regulations under the Exchange Act.



          The term "Agreement" shall have the meaning
                    ---------
ascribed to it in the first paragraph of the preamble.



          The term "Common Stock" shall have the meaning
                    ------------
ascribed to it in the third paragraph of the preamble.



          The term "Company" shall have the meaning
                    -------
ascribed to it in the first paragraph of the preamble.



          The term "Company Offering" shall mean the sale
                    ----------------
of equity securities of the Company, or securities

convertible into or exchangeable or exercisable for

equity securities of the Company, pursuant to a registration statement filed by the Company under the Securities

Act (other than (i) a registration statement filed on

Form S-4 or any successor form or (ii) a registration

statement filed on Form S-8 or any successor form)

respecting an underwritten offering, whether primary or

secondary, that is declared effective by the SEC.



          The term "Company Subsidiary" shall mean any
                    ------------------
Person the majority of the outstanding voting securities

or interests of which are owned by the Company, and shall

include AnnTaylor Stores Corporation Finance Trust.



          The term "Effective Date" shall have the
                    --------------
meaning ascribed to it in Section 2.02.

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Page 3


          The term "Exchange Act" shall mean the Securities
                    ------------
Exchange Act of 1934, as amended, and the rules and

regulations of the SEC promulgated thereunder.



          The term "Holder" shall have the meaning
                    ------
ascribed to it in the first paragraph of the preamble.



          The term "Losses" shall have the meaning ascribed
                    ------
to it in Section 2.06(a).



          The term "Person" shall mean an individual,
                    ------
trustee, corporation, partnership, business trust,

limited liability company, limited liability partnership,

joint stock company, trust, unincorporated association,

union, business association, firm or other entity.



          The term "Purchase Agreement" shall have the
                    ------------------
meaning ascribed to it in the second paragraph of the

preamble.



          The term "Registration Expenses" shall have the
                    ---------------------
meaning ascribed to it in Section 2.05.



          The term "Rule 144" shall mean Rule 144
                    --------
promulgated under the Securities Act (or any successor

rule).



          The term "Rule 415 Offering" shall have the
                    -----------------
meaning ascribed to it in Section 2.01(a).



          The term "SEC" shall mean the Securities and Ex
                    ---
change Commission.



          The term "Securities Act" shall mean the Securities
                    --------------
Act of 1933, as amended, and the rules and regulations of the

SEC promulgated thereunder.



          The term "Shelf Registration Statement" shall
                    ----------------------------
have the meaning ascribed to it in Section 2.01(a).



          The term "Transfer" shall mean any attempt to,
                    --------
directly or indirectly, offer, sell, assign, transfer,

grant a participation in, pledge or otherwise dispose of

any of the Acquisition Shares, or the consummation of any

===============================================================
Page 4



such transactions, or the soliciting of any offers to

purchase or otherwise acquire, or take a pledge of any of

the Acquisition Shares.




                       ARTICLE II
                 REQUIRED REGISTRATION



Section 2.01  Required Registration.



          (a)  Form S-3.  As promptly as practicable, but

in no event later than fifteen (15) business days after

the date on which the Acquisition closes, the Company

shall use reasonable best efforts to prepare and file

with the SEC a registration statement (the "Shelf

Registration Statement") on Form S-3 or another appropriate

form permitting registration of the Acquisition

Shares so as to permit promptly the resale of the

Acquisition Shares by Holder pursuant to an offering on a

delayed or continuous basis pursuant to Rule 415 (or any

successor rule) under the Securities Act (a "Rule 415

Offering") and shall use reasonable best efforts to cause

the Shelf Registration Statement to be declared effective

by the SEC as promptly as practicable.




          (b)  Effectiveness.  The Company shall use

reasonable best efforts to keep the Shelf Registration

Statement continuously effective under the Securities Act

until the date that is the earliest to occur of (i) the

date that all Acquisition Shares covered by the Shelf

Registration Statement have been sold, (ii) the third

anniversary of the date hereof and (iii) when, in the

written opinion of counsel to the Company, all

outstanding Acquisition Shares held by persons which are

not Affiliates of the Company may be resold without

registration under the Securities Act pursuant to Rule

144(k) under the Act or any successor provision thereto.




          (c)  Amendments/Supplements.  The Company shall

amend and supplement the Shelf Registration Statement and

the prospectus contained therein if required by the

rules, regulations or instructions applicable to the

registration form used by the Company for such Shelf

Registration Statement or if required by the Securities

Act; provided, however, that the Company may delay the

filing of any such amendment or supplement for up to 90

days if the Company in good faith has a valid business

reason for such delay.




          (d)  Offerings.  At any time after the effective

date of the Shelf Registration Statement, Holder, subject to the

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Page 5


restrictions and conditions contained herein, and to compliance which all applicable state and federal securities laws, shall have the right to dispose of all or any portion of the Acquisition Shares from time to time in negotiated or market transactions (which may include delivery to class action plaintiffs or a

distribution to Holder's stockholders).




Section 2.02   Holdback Agreement.


           From and after the first anniversary of the

date on which the Shelf Registration Statement is

declared effective by the SEC (the "Effective Date"),

upon the request of the Company, Holder shall not effect

any public sale or distribution (including sales pursuant

to Rule 144) of Acquisition Shares, during the ten (10)-day

period prior to the date on which the Company has

notified Holder that the Company intends to commence a

Company Offering through the filing of a registration

statement with the Securities and Exchange Commission,

through the one hundred twenty (120)-day period immediately

following the closing date of such Company Offering; provided,
                                                     --------
however, that Holder shall not be obligated to comply with this
-------
Section 2.02 on more than one (1) occasion in any twelve

(12)-month period.




Section 2.03   Blackout Provisions.

          The Company shall be deemed not to have used

its reasonable best efforts to keep the Shelf

Registration Statement effective during the requisite

period if the Company voluntarily takes any action that

would result in Holder not being able to offer and sell

any Acquisition Shares during that period, unless (i)

such action is required by applicable law, (ii) upon the

occurrence of any event contemplated by Section

2.04(a)(8)  below, such action is taken by the Company in

good faith and for valid business reasons or (iii) the

continued effectiveness of the Shelf Registration Statement

would require the Company to disclose a material

financing, acquisition or other corporate development,

and the proper officers of the Company shall have

determined in good faith that such disclosure is not in

the best interests of the Company and its stockholders,

and, in the case of clause (ii) above, the Company

thereafter promptly comply with the requirements of

Section 2.04(a)(8) below; provided that the Company takes

the same action in respect of the Shelf Registration

Statement filed pursuant to that certain Registration

Rights Agreement, dated as of April 25, 1996, between the

Company and the Initial Purchasers named therein.

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Page 6


Section 2.04   Registration Procedures.

          (a)  Procedures.  In connection with the

registration of the Acquisition Shares pursuant to this

Agreement, the Company shall use reasonable best efforts

to effect the registration and sale of the Acquisition

Shares in accordance with Holder's intended method of

disposition thereof and, in connection therewith, the

Company shall as expeditiously as practicable:



               (1)  prepare and file with the SEC

     the Shelf Registration Statement and use

     reasonable best efforts to cause the Shelf

     Registration Statement to become and remain

     effective in accordance with Section 2.01(a)

     and (b) above;



               (2)  prepare and file with the SEC

     amendments and supplements to the Shelf

     Registration Statement and the prospectuses used in

     connection therewith in accordance with Section

     2.01(c) above;



               (3)  before filing with the SEC the

     Shelf Registration Statement or prospectus or

     any amendments or supplements thereto, the

     Company shall furnish to one counsel selected

     by Holder and one counsel for the underwriter

     or sales or placement agent, if any, in connection

     therewith, drafts of all such documents

     proposed to be filed and provide such counsel

     with a reasonable opportunity for review

     thereof and comment thereon, such review to be

     conducted and such comments to be delivered

     with reasonable promptness;



               (4)  promptly (i) notify Holder of

     each of (x) the filing and effectiveness of the

     Shelf Registration Statement and each prospectus

     and any amendments or supplements thereto,

     (y) the receipt of any comments from the SEC or

     any state securities law authorities or any

     other governmental authorities with respect to

     any such Shelf Registration Statement or

     prospectus or any amendments or supplements

     thereto, and (z) any oral or written stop order

     with respect to such registration, any

     suspension of the registration or qualification

     of the sale of the Acquisition Shares in any

     jurisdiction or any initiation or threatening

     of any proceedings with respect to any of the

     foregoing and (ii) use reasonable best efforts

     to obtain the withdrawal of any order suspending

==================================================================
Page 7




     the registration or qualification (or the

     effectiveness thereof) or suspending or

     preventing the use of any related prospectus in

     any jurisdiction with respect thereto;




               (5)  furnish to Holder, the underwriters

     or the sales or placement agent, if

     any, and one counsel for each of the foregoing,

     a conformed copy of the Shelf Registration

     Statement and each amendment and supplement

     thereto (in each case, including all exhibits

     thereto) and such additional number of copies

     of such Shelf Registration Statement, each

     amendment and supplement thereto (in such case,

     without such exhibits), the prospectus (including

     each preliminary prospectus) included in

     such Shelf Registration Statement and

     prospectus supplements and all exhibits thereto

     and such other documents as Holder,

     underwriter, agent or such counsel may reasonably

     request in order to facilitate the disposition

     of the Acquisition Shares by Holder;



               (6)  if requested by Holder or the

     managing underwriter or underwriters of a Rule

     415 Offering, subject to approval of counsel to

     the Company in its reasonable judgment, promptly

     incorporate in a prospectus, supplement or

     post-effective amendment to the Shelf

     Registration Statement such information concerning

     underwriters and the plan of distribution

     of the Acquisition Shares as such managing

     underwriter or underwriters or Holder reasonably

     shall furnish to the Company in writing

     and request be included therein, including,

     without limitation, information with respect to

     the number of Acquisition Shares being sold by

     Holder to such underwriter or underwriters, the

     purchase price being paid therefor by such

     underwriter or underwriters and with respect to

     any other terms of the underwritten offering of

     the Acquisition Shares to be sold in such offering;

     and make all required filings of such prospectus,

     supplement or post-effective amendment

     as soon as reasonably practicable after being

     notified of the matters to be incorporated in

     such prospectus, supplement or post-effective

     amendment;



               (7)  use reasonable best efforts to

     register or qualify the Acquisition Shares

     under such securities or "blue sky" laws of

     such jurisdictions as Holder reasonably

     requests and do any and all other acts and

     things which may be reasonably necessary or

=============================================================
Page 8



     advisable to enable Holder to consummate the

     disposition in such jurisdictions in which the

     Acquisition Shares are to be sold and keep such

     registration or qualification in effect for so

     long as the Shelf Registration Statement remains

     effective under the Securities Act (provided that

     the Company shall not be required to

     (i) qualify generally to do business in any

     jurisdiction where it would not otherwise be

     required to qualify but for this paragraph, (ii)

     subject itself to taxation in any such jurisdiction

     where it would not otherwise be subject

     to taxation but for this paragraph or (iii)

     consent to the general service of process in

     any jurisdiction where it would not otherwise

     be subject to general service of process but

     for this paragraph);



               (8)  notify Holder, at any time when

     a prospectus relating to the Shelf Registration

     Statement is required to be delivered under the

     Securities Act, upon the discovery that, or of

     the happening of any event as a result of

     which, the Shelf Registration Statement, as

     then in effect, contains an untrue statement of

     a material fact or omits to state any material

     fact required to be stated therein or any fact

     necessary to make the statements therein not

     misleading, and, subject to Section 2.03 above,

     promptly prepare and furnish to the Holder a

     supplement or amendment to the prospectus

     contained in the Shelf Registration Statement so

     that the Shelf Registration Statement shall

     not, and such prospectus as thereafter delivered

     to the purchasers of such Acquisition

     Shares shall not, contain an untrue statement

     of a material fact or omit to state any material

     fact required to be stated therein or any

     fact necessary to make the statements therein

     not misleading;



               (9)  cause all of the Acquisition

     Shares to be listed on each national securities

     exchange and included in each established over-

     the-counter market on which or through which

     the Common Stock is then listed or traded;



               (10) make available for inspection by

     Holder, any underwriter participating in any

     disposition pursuant to the Shelf Registration

     Statement, and any attorney, accountant or

     other agent retained by Holder or underwriter,

     all reasonably requested financial and other

     records, pertinent corporate documents and properties

     of the Company, and cause the Company's

     officers, directors, employees, attorneys and

==================================================================
Page 9



     independent accountants to supply all information

     reasonably requested by Holder, underwriters,

     attorneys, accountants or agents in

     connection with the Shelf Registration

     Statement; information which the Company determines,

     in good faith, to be confidential shall

     not be disclosed by such persons unless,

     subject to Section 2.03 above, (i) the disclosure of such information is required by applicable federal securities laws or is necessary to avoid or correct a misstatement or omission in such Shelf

     Registration Statement or (ii) the release of such information is ordered pursuant to a subpoena or other order from a

     court of competent jurisdiction; Holder agrees,

     on its own behalf and on behalf of all of its

     underwriters, accountants, attorneys and

     agents, that the information obtained by any of

     them as a result of such inspections shall be

     deemed confidential unless and until such is

     made generally available to the public; Holder

     further agrees, on its own behalf and on behalf

     of all of its underwriters, accountants, attorneys

     and agents, that it will, upon learning

     that disclosure of such information is sought

     in a court of competent jurisdiction, give

     notice to the Company and allow the Company, at

     its expense, to undertake appropriate action to

     prevent disclosure of the information deemed

     confidential; nothing contained herein shall

     require the Company to waive any attorney-

     client privilege or disclose attorney work

     product;



               (11) use reasonable best efforts to

     comply with all applicable laws related to the

     Shelf Registration Statement and offering and

     sale of securities and all applicable rules and

     regulations of governmental authorities in

     connection therewith (including, without

     limitation, the Securities Act and the Exchange

     Act, and the rules and regulations promulgated

     by the Commission) and make generally available

     to its security holders as soon as practicable

     (but in any event not later than fifteen (15)

     months after the effectiveness of the Shelf

     Registration Statement) an earnings statement

     of the Company and the Company Subsidiaries

     complying with Section 11(a) of the Securities

     Act;



               (12) use reasonable best efforts to

     furnish to Holder a signed counterpart of (x)

     an opinion of counsel for the Company and (y) a

     "comfort" letter signed by the independent

     public accountants who have certified the

     Company's financial statements included or

=====================================================================
Page 10



     incorporated by reference in such registration

     statement, covering such matters with respect

     to such registration statement and, in the case

     of the accountants' comfort letter, with

     respect to events subsequent to the date of

     such financial statements as are customarily

     covered in opinions of issuer's counsel and in

     accountants' comfort letters delivered to the

     underwriters in underwritten public offerings

     of securities for the account of, or on behalf

     of, a holder of common stock, such opinion and

     comfort letters to be dated the date that such

     opinion and comfort letters are customarily

     dated in such transactions; and



               (13) take other actions as Holder or

     the underwriters, if any, reasonably request in

     order to expedite or facilitate the disposition

     of the Acquisition Shares.



          (b)  Further Agreements.  Without limiting any

of the foregoing, in the event that the sale of

Acquisition Shares is to be made by or through an under

writer, the Company shall enter into an underwriting

agreement with a managing underwriter or underwriters

selected by Holder containing representations, warranties,

indemnities and agreements customarily included

(but not inconsistent with the agreements contained

herein) by an issuer of common stock in underwriting

agreements with respect to offerings of common stock for

the account of, or on behalf of, holders of common stock;

provided, however, that the Holder shall not utilize the
--------  -------
Shelf Registration Statement for more than one underwritten

offering during the term of this Agreement.  In

connection with the sale of Acquisition Shares hereunder,

Holder may, at its option, require that any and all

representations and warranties by, and the other agreements

of, the Company to or for the benefit of such underwriter

or underwriters (or which would be made to or for the

benefit of such an underwriter or underwriter if such

sale of Acquisition Shares were pursuant to a customary

underwritten offering) be made to and for the benefit of

Holder and that any or all of the conditions precedent to

the obligations of such underwriter or underwriters (or

which would be so for the benefit of such underwriter or

underwriters under a customary underwriting agreement) be

conditions precedent to the obligations of Holder in

connection with the disposition of its securities

pursuant to the terms hereof.  In connection with any

offering of Acquisition Shares registered pursuant to

this Agreement, the Company shall, upon receipt of duly

endorsed certificates representing the Acquisition

Shares, (x) furnish to the underwriter, if any (or, if no

underwriter, Holder), unlegended certificates representing

ownership of Acquisition Shares being sold, in such

denominations as requested, and (y) instruct any transfer

=================================================================
Page 11


agent and registrar of the Acquisition Shares to release

any stop transfer order with respect thereto.





          Holder agrees that upon receipt of any notice

from the Company of the happening of any event of the

kind described in paragraph (8) of Section 2.04(a),

Holder shall forthwith discontinue its disposition of

Acquisition Shares pursuant to the Shelf Registration

Statement and prospectus relating thereto until its

receipt of the copies of the supplemented or amended

prospectus contemplated by paragraph (8) of Section

2.04(a) and, if so directed by the Company, deliver to

the Company all copies, other than permanent file copies,

then in Holder's possession of the prospectus current at

the time of receipt of such notice relating to the

Acquisition Shares.




Section 2.05   Registration Expenses.

          All expenses incidental to the Company's

performance of, or compliance with, its obligations under

this Agreement including, without limitation, all

registration and filing fees, all fees and expenses of

compliance with securities and "blue sky" laws (including,

without limitation, the fees and expenses of counsel

for underwriters or placement or sales agents in

connection with "blue sky" law compliance), all printing

and copying expenses, all messenger and delivery expenses,

all reasonable out-of-pocket expenses of underwriters

and sales and placement agents in connection therewith

(excluding discounts and commissions and the fees and

expenses of counsel therefor), all fees and expenses of

the Company's independent certified public accountants

and counsel (including, without limitation, with respect

to "comfort" letters and opinions) and other Persons

retained by the Company in connection therewith

(collectively, the "Registration Expenses"), shall be

borne by the Company.  The Company shall not be responsible

for and shall not pay the fees and expenses of

legal counsel, accountants, agents or experts retained by

Holder in connection with the sale of the Acquisition

Shares.  The Company will pay its internal expenses

(including, without limitation, all salaries and expenses

of its officers and employees performing legal or

accounting duties, the expense of any annual audit and

the expense of any liability insurance) and the expenses

and fees for listing the Acquisition Shares on the New

York Stock Exchange.




Section 2.06   Indemnification.


          (a)  By the Company.  The Company agrees to

indemnify Holder, its officers, directors, employees and

================================================================
Page 12



agents and each Person who controls (within the meaning

of Section 15 of the Securities Act or Section 20 of the

Exchange Act) Holder or such other indemnified Person

against all losses, claims, damages, liabilities and

expenses (collectively, the "Losses") caused by,

resulting from or relating to any untrue or alleged

untrue statement of material fact contained in the Shelf

Registration Statement, any prospectus or preliminary

prospectus or any amendment thereof or supplement thereto

or any omission or alleged omission of a material fact

required to be stated therein or necessary to make the

statements therein not misleading, except insofar as the

same are caused by or contained in, or alleged to be

omitted from, any information furnished in writing to the

Company by Holder or its underwriter or other agent

expressly for use therein or by Holder's failure to

deliver, or its underwriter's or other agent's failure to

deliver, a copy of the Shelf Registration Statement or

prospectus or any amendments or supplements thereto after

the Company has furnished Holder with the requested

number of copies of the same.  In connection with an

underwritten offering and without limiting any of the

Company's other obligations under this Agreement, the

Company shall indemnify such underwriters, their

officers, directors, employees and agents and each Person

who controls (within the meaning of Section 15 of the

Securities Act or Section 20 of the Exchange Act) such

underwriters or such other indemnified Person to the same

extent as provided above with respect to the indemnification of Holder.




          (b)  By Holder.  In connection with the Shelf

Registration Statement, Holder shall furnish to the Company

in writing information regarding  Holder's ownership

of Acquisition Shares and its intended method of distribution thereof and shall indemnify the Company, its directors,

officers, employees and agents and each Person who

controls (within the meaning of Section 15 of the Securities

Act or Section 20 of the Exchange Act) the Company

or such other indemnified Person against all Losses

caused by, resulting from or relating to any untrue or

alleged untrue statement of material fact contained in

the Shelf Registration Statement, any prospectus or

preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a

material fact required to be stated therein or necessary

to make the statements therein not misleading, but only

to the extent that such untrue statement or omission or

alleged untrue statement or omission (i) is caused by,

results from or relates to, or is alleged to be omitted

from, such information so furnished in writing by Holder

or (ii) arises out of or results from Holder's failure to

deliver, or its underwriter's or other agent's failure to

deliver, a copy of the Shelf Registration Statement or

prospectus or any amendments or supplements thereto after

the Company has furnished Holder with the requested

number of copies of the same; provided, however, that

Holder shall not be liable for any claims hereunder in

====================================================================
Page 13




excess of the amount of net proceeds received by Holder

from the sale of Acquisition Shares pursuant to the Shelf

Registration Statement.  In connection with an underwritten

offering and without limiting any of Holder's other

obligations under this Agreement, (i) Holder shall

indemnify such underwriters, their officers, directors,

employees and agents and each Person who controls (within

the meaning of Section 15 of the Securities Act or

Section 20 of the Exchange Act) such underwriters or such

other indemnified Person to the same extent as provided

above with respect to the indemnification of the Company

and (ii) Holder shall cause each underwriter of an

underwritten offering to indemnify the Company, its

directors, officers, employees and agents and each Person

who controls (within the meaning of Section 15 of the

Securities Act or Section 20 of the Exchange Act) the

Company or such indemnified Person against all Losses

caused by, resulting from or relating to any untrue or

alleged untrue statement of material fact contained in

the Shelf Registration Statement, any prospectus or

preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a

material fact required to be stated therein or necessary

to make the statements therein not misleading, but only

to the extent that such untrue statement or omission or

alleged untrue statement or omission (x) is caused by,

results from or relates to, or is alleged to be omitted

from, such information furnished in writing by such

underwriter or (y) arises out of or results from such

underwriter's failure to delivery a copy of the Shelf

Registration Statement or prospectus or any amendments or

supplements thereto after the Company has furnished such

underwriter with the requested number of copies of the

same.



          (c)  Notice.  Any Person entitled to indemni-

fication hereunder shall give prompt written notice to

the indemnifying party of any claim with respect to which

it seeks indemnification; provided, however, the failure
                          --------  -------
to give such notice shall not release the indemnifying

party from its obligation, except to the extent that the

indemnifying party has been prejudiced by such failure to

provide such notice.





          (d)  Defense of Actions.  In any case in which

any such action is brought against any indemnified party,

and it notifies an indemnifying party of the commencement

thereof, the indemnifying party shall be entitled to

participate therein, and, to the extent that it may wish,

jointly with any other indemnifying party similarly

notified, to assume the defense thereof, with counsel

reasonably satisfactory to such indemnified party, and

after notice from the indemnifying party to such indemnified party of its election so to assume the defense

thereof, the indemnifying party shall not (so long as it

shall continue to have the right to defend, contest,

==============================================================
Page 14



litigate and settle the matter in question in accordance

with this paragraph) be liable to such indemnified party

hereunder for any legal or other expense subsequently

incurred by such indemnified party in connection with the

defense thereof other than reasonable costs of investigation,

supervision and monitoring (unless such indemnified

party reasonably objects to such assumption on the

grounds that there may be defenses available to it which

are different from or in addition to the defenses

available to such indemnifying party, in which event the

indemnified party shall be reimbursed by the indemnifying

party for the reasonable expenses incurred in connection

with retaining one separate legal counsel).  An indemnifying party shall not be liable for any settlement of an

action or claim effected without its consent.  The

indemnifying party shall lose its right to defend,

contest, litigate and settle a matter if it shall fail to

diligently contest such matter (except to the extent

settled in accordance with the next following sentence).

No matter shall be settled by an indemnifying party

without the consent of the indemnified party unless such

settlement contains a full and unconditional release of

the indemnified party.



          (e)  Survival.  The indemnification provided

for under this Agreement shall remain in full force and

effect regardless of any investigation made by or on

behalf of the indemnified Person and will survive the

transfer of the Registrable Securities.



          (f)  Contribution.  If recovery is not available

under the foregoing indemnification provisions for

any reason or reasons other than as specified therein,

any Person who otherwise would be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons.  In determining the amount of contribution to which the respective Persons are entitled, there shall be

considered the Persons' relative knowledge and access to

information concerning the matter with respect to which

the claim was asserted, the opportunity to correct and

prevent any statement or omission, and other equitable

considerations appropriate under the circumstances.  It

is hereby agreed that it would not necessarily be

equitable if the amount of such contribution were

determined by pro rata or per capita allocation.  No

person guilty of fraudulent misrepresentation (within the

meaning of Section 11(f) of the Securities Act) shall be

entitled to contribution from any Person who was not

found guilty of such fraudulent misrepresentation.

===============================================================
Page 15



Section 2.07   Transferability of Registration Rights.


          The rights and obligations of Holder under this

ARTICLE II may not be transferred or assigned without the

prior written consent of the Company; provided, however,
                                      --------- -------
that such rights and obligations may be assigned by

Holder in connection with a pledge of the Acquisition

Shares in a bona fide transaction to secure indebtedness

of Cygne for borrowed money to a lender that agrees in a

writing reasonably satisfactory to the Company to be

subject to the terms of this Agreement.




                      ARTICLE III
                 STANDSTILL PROVISIONS


Section 3.01   Certain Prohibited Actions.


          During the term of this Agreement, without the

prior written consent of the Company, neither Cygne nor

CGFE shall, and each shall cause each of its Affiliates

not to, singly or as part of a "group", directly or

indirectly, through one or more intermediaries or

otherwise (i) make, or in any way participate, directly

or indirectly, in, any "solicitation" of "proxies" (as

such terms are defined or used in Regulation 14A under

the Exchange Act) with respect to the Common Stock or any

securities of the Company Subsidiaries (including by the

execution of actions by written consent), become a

"participant" in any "election contest" (as such terms

are defined or used in Rule 14a-11 under the Exchange

Act) with respect to the Company or seek to advise or

influence any person or entity with respect to the voting

of any shares of Common Stock or any securities of the

Company Subsidiaries; (ii) initiate, propose, or

participate in the solicitation of stockholders for the

approval of one or more stockholder proposals with

respect to the Company, as described in Rule 14a-8 under

the Exchange Act, or induce or encourage any other

individual or entity to initiate any stockholder proposal

relating to the Company; (iii) form, join, influence or

participate in a "group", or act in concert with any

other person or entity, for the purpose of acquiring,

holding, voting or disposing of any securities of the

Company or the Company Subsidiaries or taking any other

actions prohibited under this Section 3.01; (iv) hold any

discussions with another Person regarding, make any

proposal to or  any public announcement relating to a

tender or exchange offer for any securities of the

Company or the Company Subsidiaries, or a merger,

business combination, sale of assets, liquidation,

restructuring, recapitalization or other extraordinary

corporate transaction relating to the Company or any of

===============================================================
Page 16



the Company Subsidiaries or its or their material assets

or take any action which might require the Company to

make a public announcement regarding any of the

foregoing; (v) cause the merger of Cygne or CGFE with or

into, the consolidation of the Cygne or CGFE with, or the

sale of the business or assets of Cygne or CGFE substantially as an entirety to, any other Person unless

(A) Cygne or CGFE, as the case may be,  is the surviving

Person or the surviving Person agrees in writing to be

bound by this Agreement and (B) within 120 days after

consummation of the transaction, the surviving Person

disposes of all shares of Common Stock owned by it (in

excess of those owned by Cygne or CGFE, as the case may

be, prior to consummation of the transaction); (vi) act,

alone or in concert with others (including by providing

financing for another party), to seek or offer to control

the Company; (vii) deposit any Acquisition Shares in a

voting trust or subject any Acquisition Shares to any

arrangement or agreement with respect to the voting thereof

(except pursuant to Section 3.03 below); (viii) execute

any written consents; (ix) enter into any discussions,

negotiations, arrangements or understandings with or

provide any information to any third party with respect

to any of the foregoing; (x) disclose any intention, plan

or arrangement inconsistent with the foregoing

prohibitions or advise or assist any other Person in

connection with any activity included in the foregoing

prohibitions; or (xi) seek, request, or propose any

waiver, modification, amendment or termination of any

provision of this Section 3.01 (other than any request or

proposal made or solicited by the Company).




Section 3.02   Transferability of Acquisition Shares.



          (a)  Lock-up Period.  Except pursuant to a

pledge in a bona fide transaction to secure indebtedness

of Cygne for borrowed money to a lender that agrees in a

writing reasonably acceptable to the Company to be

subject to the terms of this Agreement, Holder may not

Transfer any of the Acquisition Shares prior to the

Effective Date.



          (b)  Permitted Transfers.  From and after the

Effective Date, Holder may not Transfer the Acquisition

Shares except in the following circumstances:



               (i)        to the Company or with the

     Company's prior written consent;



               (ii)       pursuant to a pledge in a

     bona fide transaction to secure indebtedness of

     Cygne for borrowed money to a lender that

====================================================================
Page 17




     agrees in a writing reasonably acceptable to

     the Company to be subject to the terms of this

     Agreement;



               (iii)     to an Affiliate that agrees

     in a writing reasonably acceptable to the

     Company to be bound by the terms of this Agreement;



               (iv) pursuant to a tender offer made

     by a person with respect to which the Company

     does not recommend rejection;



               (v)  pursuant to a settlement with

     the plaintiffs in the class action Veronica
                                        ---------
     Zucker v. Sasaki, et al.;
     -----------------------


               (vi) pursuant to a pro rata dividend

     or other pro rata distribution to all of

     Cygne's stockholders, upon liquidation of Cygne

     or otherwise; or



               (vii)     pursuant to Rule 144 or

     otherwise pursuant to the Shelf Registration

     Statement;





provided, however, that, other than pursuant to clauses
--------  -------
(iv)-(vi) above or pursuant to an underwritten public

offering, no Transfers of more than two percent (2%) of

the Company's then outstanding shares of Common Stock may

be made in any two (2)-week period; and provided,
                                        --------
further, that any underwriter of a public offering or any
-------
placement agent, broker or other agent shall be

instructed that (x) no Transfers of any Acquisition

Shares may knowingly be made to any person who

beneficially owns in excess of five percent (5%) of the

then outstanding shares of Common Stock, and (y) no

Transfer of more than two percent (2%) of the Company's

then outstanding Common Stock may knowingly be made to a

single purchaser (or group of related purchasers).




Section 3.03   Voting.

          During the term of this Agreement, the Holder

(i) shall be present in person or represented by proxy at

all stockholder meetings of the Company so that all

Acquisition Shares then beneficially owned by Holder

shall be counted for the purpose of determining the

presence of a quorum at such meetings, and (ii) shall

vote, or act by consent with respect to, all Acquisition

Shares then beneficially owned by Holder pro rata in the

same proportion as the votes cast by all other

stockholders of the Company.

================================================================
Page 18




                       ARTICLE IV
                     MISCELLANEOUS



Section 4.01   Effectiveness of Agreement.

          The provisions of this Agreement shall be

effective as of the date hereof.




Section 4.02   Restrictive Legends.

          Holder hereby acknowledges and agrees that,

during the term of this Agreement, each of the

certificates representing Acquisition Shares shall be

subject to stop transfer instructions and shall include

the following legend:



          "THE SHARES REPRESENTED BY THIS CERTIFICATE

HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF

1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE

TRANSFERRED WHETHER BY SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE,

GIFT, BEQUEST, APPOINTMENT OR OTHERWISE, AND

ANNTAYLOR STORES CORPORATION (THE "COMPANY")  WILL NOT

REGISTER THE TRANSFER OF SUCH SHARES, EXCEPT PURSUANT AND

SUBJECT TO THAT CERTAIN STOCKHOLDERS AGREEMENT DATED

SEPTEMBER 20, 1996, AS MAY BE AMENDED FROM TIME TO TIME,

BETWEEN ATSC AND CYGNE DESIGNS, INC.  A COPY OF SUCH

AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY."




Section 4.03   Recapitalization.

          In the event that any capital stock or other

securities are issued as a dividend or distribution on,

in respect of, in exchange for, or in substitution of,

any Acquisition Shares, such securities shall be deemed

to be Acquisition Shares for all purposes under this

Agreement.

===============================================================
Page 19


Section 4.04   Notices.

          All notices, requests, demands, waivers and

other communications required or permitted to be given

under this Agreement shall be in writing and shall be

deemed to have been duly given if delivered personally,

by mail (certified or registered mail, return receipt

requested), by reputable overnight courier or by facsimile

transmission (receipt of which is confirmed):



               (a)  If to the Company, to:

                    AnnTaylor Stores Corporation
                    142 West 57th Street
                    New York, New York  10019
                    Attention:  General Counsel
                    Facsimile:  (212) 541-3299



                    with a copy to:

                    Skadden, Arps, Slate, Meagher & Flom
                    One Rodney Square
                    Wilmington, Delaware  19801
                    Attention:  Patricia Moran Chuff, Esq.
                    Facsimile:  (302) 651-3001



               (b)  If to Holder, to:

                    Cygne Designs, Inc.
                    1372 Broadway
                    New York, New York  10018
                    Attention:  General Counsel
                    Facsimile:  (212) 536-4174



                    with a copy to:

                    Fulbright and Jaworski, L.L.P.
                    666 Fifth Avenue
                    New York, New York  10103
                    Attention:  Roy L. Goldman, Esq.
                    Facsimile:  (212) 752-5958

=====================================================================
Page 20




or to such other person or address as any party shall

specify by notice in writing, given in accordance with

this Section 4.04, to the other parties hereto.  All such

notices, requests, demands, waivers and communications

shall be deemed to have been given on the date on which so

hand-delivered, on the third business day following the

date on which so mailed, on the next business day following

the date on which delivered to such overnight courier

and on the date of such facsimile transmission and confirmation,

except for a notice of change of person or address, which shall be effective only upon receipt thereof.






Section 4.05   Entire Agreement.

          This Agreement contains the entire understanding

of the parties hereto with respect to the subject matter

hereof.  This Agreement supersedes all prior agreements

and understandings, oral and written, with respect to its

subject matter.







Section 4.06   Severability.

          Should any provision of this Agreement, or any

part thereof, for any reason be declared invalid or

unenforceable, such declaration shall not affect the validity or enforceability of any other provision of this

Agreement, or any other part thereof, all of which other

provisions, and parts, shall remain in full force and

effect, and the application of such invalid or unenforceable provision, or such part thereof, to persons or circumstances other than those as to which it is held invalid or

unenforceable shall be valid and be enforced to the

fullest extent permitted by law.





Section 4.07   Binding Effect; Assignment.

          This Agreement and all of the provisions hereof

shall be binding upon and inure to the benefit of the

parties hereto and their respective heirs, executors,

successors and permitted assigns, but, except as expressly

contemplated herein, neither this Agreement nor any of the

rights, interests or obligations hereunder shall be as

signed, directly or indirectly, by the Company or Holder

without the prior written consent of the other.  Upon any

such assignment, this Agreement shall be amended to

substitute the assignee as a party hereto in a writing

reasonably acceptable to the other party.


===================================================================
Page 21



Section 4.08   Amendment, Modification and Waiver.



          This Agreement may be amended, modified or

supplemented at any time by written agreement of the

parties hereto.  Any failure by Holder, on the one hand,

or the Company, on the other hand, to comply with any term

or provision of this Agreement may be waived by the

Company or Holder, respectively, at any time by an instrument in writing signed by or on behalf of the Company and

Holder, but such waiver or failure to insist upon strict

compliance with such term or provision shall not operate

as a waiver of, or estoppel with respect to, any subsequent

or other failure to comply.




Section 4.09   Third-Party Beneficiaries.

          This Agreement is not intended, and shall not be

deemed, to confer upon or give any person except the

parties hereto and their respective successors and

permitted assigns, any remedy, claim, liability, reimbursement,

cause of action or other right under or by reason of

this Agreement.




Section 4.10   Counterparts.

          This Agreement may be executed in counterparts,

each of which shall be deemed an original, but all of

which together shall constitute one and the same

instrument.





Section 4.11   Interpretation.

          The article and section headings contained in

this Agreement are solely for the purpose of reference,

are not part of the agreement of the parties and shall not

in any way affect the meaning or interpretation of this

Agreement.





Section 4.12   Governing Law.

          This Agreement shall be governed by the laws of

the State of New York, without regard to the principles of

conflicts of law thereof.




Section 4.13   Termination; Restrictive Legend.


          This Agreement shall terminate on the third

anniversary of the date hereof; provided, however, that
                                --------  -------
the provisions of Section 2.06 hereof shall survive

termination of this Agreement.  It is understood and

=============================================================
Page 22





agreed that any restrictive legends set forth on any

Acquisition Shares shall be removed by delivery of

substitute certificates without such legends and such

Acquisition Shares shall no longer be subject to the terms

of this Agreement, upon the resale of such Acquisition

Shares in accordance with the terms of this Agreement

(other than pursuant to Section 3.02(b) (i), (ii) or

(iii)) or, if not theretofore removed, on the third

anniversary of the date hereof.





          IN WITNESS WHEREOF, the undersigned hereby agree

to be bound by the terms and provisions of this

Stockholders Agreement as of the date first above written.





                         ANNTAYLOR STORES CORPORATION

                         By: /s/ Walter J. Parks
                             -------------------------
_
                           Name:  Walter J. Parks
                           Title: Senior Vice President - Finance




                         CYGNE DESIGNS, INC.

                         By: /s/ Bernard M. Manuel
                             ---------------------------
                           Name:  Bernard M. Manuel
                           Title: Chairman and Chief Executive Officer




                         CYGNE GROUP (F.E.) LIMITED

                         By: /s/ Bernard M. Manuel
                             -----------------------------
                           Name:  Bernard M. Manuel
                           Title: Director